Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 25 - SUBSEQUENT EVENTS:

a.

Options and prefunded warrants exercises and options grant

During the period from January 1, 2022 until the financial statements date, 260,000 Pre-Funded Warrants resulting from the registered direct offering dated February 16, 2021 were exercised into 260,000 ADSs, for a total consideration of approximately $260, and 40,937 options were exercised to 40,937 ordinary shares for $0.

Also, on March 13, 2022, the Company’s board of directors approved an aggregate grant of 96,000 options to purchase 96,000 ordinary shares, to employees and consultants. The exercise prices of the options granted were NIS 2.48 per share (approximately $0.76), their vesting schedules are over 3 years, and they will expire 10 years from the grant date.

b.	RoboVPN Ltd. On February 16, 2022 CyberKick incorporated a new wholly owned subsidiary – RoboVPN Inc. The new company was registered in Delaware, USA.